ClearBridge Dividend Strategy ESG ETF

Schedule of investments (unaudited)	February 29, 2020

Security	Shares	Value
Common Stocks - 94.2%
Communication Services - 7.4%
Diversified Telecommunication Services - 1.9%
Verizon Communications Inc.	2,595	$140,545

Entertainment - 2.4%
Walt Disney Co.	1,535	180,593

Media - 3.1%
Comcast Corp., Class A Shares	5,636	227,863

Total Communication Services		549,001

Consumer Discretionary - 5.3%
Hotels, Restaurants & Leisure - 1.6%
Starbucks Corp.	1,520	119,214

Specialty Retail - 2.5%
Home Depot Inc.	860	187,342

Textiles, Apparel & Luxury Goods - 1.2%
VF Corp.	1,220	87,840

Total Consumer Discretionary		394,396

Consumer Staples - 11.3%
Beverages - 0.5%
PepsiCo Inc.	310	40,929

Food & Staples Retailing - 1.1%
Sysco Corp.	1,220	81,313

Food Products - 4.3%
Mondelez International Inc., Class A Shares	2,800	147,840
Nestle SA, ADR	1,711	176,079

Total Food Products		323,919

Household Products - 3.9%
Colgate-Palmolive Co.	1,480	100,003
Procter & Gamble Co.	1,655	187,396

Total Household Products		287,399

Personal Products - 1.5%
Unilever PLC, ADR	2,019	108,885

Total Consumer Staples		842,445

Energy - 3.9%
Oil, Gas & Consumable Fuels - 3.9%
Kinder Morgan Inc.	7,466	143,123
Williams Cos. Inc.	7,946	151,372

Total Energy		294,495

Financials - 11.8%
Banks - 5.8%
Bank of America Corp.	7,071	201,523

See Notes to Schedule of Investments.

ClearBridge Dividend Strategy ESG ETF 2020 Quarterly Report	1

ClearBridge Dividend Strategy ESG ETF

Schedule of investments (unaudited) (cont’d)	February 29, 2020

Security	Shares	Value
Banks - continued
PNC Financial Services Group Inc.	954	$120,586
US Bancorp	2,391	111,038

Total Banks		433,147

Capital Markets - 2.0%
BlackRock Inc.	321	148,626

Insurance - 4.0%
American International Group Inc.	2,766	116,615
MetLife Inc.	2,561	109,406
Travelers Cos. Inc.	620	74,282

Total Insurance		300,303

Total Financials		882,076

Health Care - 8.0%
Health Care Providers & Services - 1.6%
UnitedHealth Group Inc.	466	118,811

Pharmaceuticals - 6.4%
Johnson & Johnson	1,150	154,652
Merck & Co. Inc.	2,470	189,103
Pfizer Inc.	3,944	131,809

Total Pharmaceuticals		475,564

Total Health Care		594,375

Industrials - 10.4%
Air Freight & Logistics - 2.0%
United Parcel Service Inc., Class B Shares	1,649	149,218

Commercial Services & Supplies - 2.7%
Covanta Holding Corp.	3,610	48,230
Waste Management Inc.	1,385	153,472

Total Commercial Services & Supplies		201,702

Electrical Equipment - 1.1%
Emerson Electric Co.	1,285	82,381

Industrial Conglomerates - 2.9%
3M Co.	495	73,874
Honeywell International Inc.	885	143,520

Total Industrial Conglomerates		217,394

Road & Rail - 1.7%
Union Pacific Corp.	759	121,296

Total Industrials		771,991

Information Technology - 15.7%
Communications Equipment - 0.6%
Cisco Systems Inc.	1,100	43,923

See Notes to Schedule of Investments.

2	ClearBridge Dividend Strategy ESG ETF 2020 Quarterly Report

ClearBridge Dividend Strategy ESG ETF

Schedule of investments (unaudited) (cont’d)	February 29, 2020

Security	Shares	Value
IT Services - 5.2%
Mastercard Inc., Class A Shares	606	$175,891
Visa Inc., Class A Shares	1,179	214,295

Total IT Services		390,186

Semiconductors & Semiconductor Equipment - 2.1%
Intel Corp.	749	41,585
Texas Instruments Inc.	995	113,569

Total Semiconductors & Semiconductor Equipment		155,154

Software - 4.7%
Microsoft Corp.	2,145	347,511

Technology Hardware, Storage & Peripherals - 3.1%
Apple Inc.	849	232,083

Total Information Technology		1,168,857

Materials - 10.3%
Chemicals - 6.5%
Ecolab Inc.	984	177,563
Linde PLC	765	146,123
PPG Industries Inc.	1,516	158,346

Total Chemicals		482,032

Construction Materials - 1.5%
Vulcan Materials Co.	970	116,652

Containers & Packaging - 1.5%
International Paper Co.	2,960	109,402

Metals & Mining - 0.8%
Nucor Corp.	1,384	57,228

Total Materials		765,314

Real Estate - 2.3%
Equity Real Estate Investment Trusts (REITs) - 2.3%
American Tower Corp.	741	168,059

Utilities - 7.8%
Electric Utilities - 3.7%
Edison International	1,460	98,097
NextEra Energy Inc.	715	180,724

Total Electric Utilities		278,821

Independent Power and Renewable Electricity Producers - 2.5%
Brookfield Renewable Partners LP	3,800	189,468	*

Multi-Utilities - 1.6%
Sempra Energy	830	116,017

Total Utilities		584,306

Total Investments before Short-Term Investments (Cost - $6,645,455)		7,015,315

See Notes to Schedule of Investments.

ClearBridge Dividend Strategy ESG ETF 2020 Quarterly Report	3

ClearBridge Dividend Strategy ESG ETF

Schedule of investments (unaudited) (cont’d)	February 29, 2020

Security	Rate	Shares	Value
Short-Term Investments - 6.2%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class (Cost - $457,955)	1.412%	457,955	$457,955

Total Investments - 100.4% (Cost - $7,103,410)			7,473,270
Liabilities in Excess of Other Assets - (0.4)%			(26,608)

Total Net Assets - 100.0%			$7,446,662

*	Non-income producing security.

Abbreviation used in this schedule:

ADR	— American Depositary Receipts

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

4	ClearBridge Dividend Strategy ESG ETF 2020 Quarterly Report

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

ClearBridge Dividend Strategy ESG ETF (the “Fund”) is a separate diversified investment series of Legg Mason ETF Investment Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund is an actively managed exchange-traded fund (“ETF”). ETFs are funds that trade like other publicly-traded securities. Unlike shares of a mutual fund, which can be bought from and redeemed by the issuing fund by all shareholders at a price based on net asset value (“NAV”), shares of the Fund may be directly purchased from and redeemed by the Fund at NAV solely by certain large institutional investors who have entered into agreements with the Fund’s distributor (“Authorized Participants”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

Shares of the Fund are listed and traded at market prices on NASDAQ. The market price for the Fund’s shares may be different from the Fund’s NAV. The Fund issues and redeems shares at NAV only in blocks of a specified number of shares or multiples thereof (“Creation Units”). Only Authorized Participants may purchase or redeem Creation Units directly with the Fund at NAV. Creation Units are created and redeemed principally in-kind (although under some circumstances its shares are created and redeemed partially for cash). Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

The Fund seeks dividend income, growth of dividend income and long-term capital appreciation.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will use the currency exchange rates, generally determined as of

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Notes to Schedule of Investments (unaudited) (cont’d)

4:00 p.m. (London Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

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Notes to Schedule of Investments (unaudited) (cont’d)

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks†	$7,015,315	—	—	$7,015,315
Short-Term Investments†	457,955	—	—	457,955

Total Investments	$7,473,270	—	—	$7,473,270

†	See Schedule of Investments for additional detailed categorizations.

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